UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

February 16, 2023

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on December 20, 2022, electroCore, Inc. (the “Company”), received a delisting determination letter from the staff of the Nasdaq Stock Market LLC (“Nasdaq”) because the Company’s common stock, par value $0.001 per share (the “Common Stock”), had not achieved a minimum bid price of $1.00 per share for a minimum of 10 consecutive trading days, as required for continuing listing of the Common Stock on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). On December 27, 2022, the Company requested a hearing to appeal the delisting determination. On February 2, 2023, a hearing was held before the Nasdaq Hearings Panel (the “Panel”).

On February 13, 2023, the Company held a special meeting of stockholders at which the stockholders approved an amendment to the Company’s certificate of incorporation to implement a reverse split of the Common Stock (the “Reverse Stock Split”), which was implemented by the Company effective February 15, 2023. The purpose of the Reverse Stock Split was to seek to increase the price of the Common Stock and thereby to potentially regain compliance with the Bid Price Rule.

On February 16, 2023, the Company received written notice from the Panel of its decision granting the Company’s request to extend the period for the Company to regain compliance with the Bid Price Rule until March 13, 2023. The Panel noted that in light of completion of the Reverse Stock Split prior to the issuance of the Panel’s decision, the Company was likely to regain compliance with the Bid Price Rule by March 1, 2023. The Panel’s decision is subject to the Company’s continued compliance with applicable Nasdaq listing requirements and may be reviewed by the Nasdaq Listing and Hearing Review Council on its own within 45 days after the issuance of the written decision. There can be no assurance that the Common Stock will timely regain compliance with the Bid Price Rule

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “opportunity” and “should,” among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. The Company does not undertake an obligation to update or revise any forward-looking statements. Investors should read the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and its other periodic reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

February 23, 2023	/s/ Brian Posner
Brian Posner
Chief Financial Officer